SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                   May 9, 2000


                             FIDELITY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                 0-22288                25-1705405
----------------------------      --------------    ----------------------------
(State or other jurisdiction      (SEC File No.)    (IRS Employer Identification
      of incorporation)                                      Number)


1009 Perry Highway, Pittsburgh, Pennsylvania                      15237
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:            (412) 367-3300
                                                                -------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
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     On February 18, 2000, the Registrant  entered into an Agreement and Plan of
Merger with Pennwood Bancorp, Inc. to purchase all of the outstanding common stock of Pennwood. On May 9, 2000, Fidelity Savings Bank, the wholly-owned subsidiary of the Registrant, signed a definitive Agreement with The Farmers National Bank of Kittanning, Kittanning, Pennsylvania, to sell to Farmers the real property, furniture, fixtures and equipment, and to assume the deposit liabilities of the two Kittanning branches of Pennwood Savings Bank.

     A copy of a press release issued May 10, 2000 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99 -- Press Release  concerning a definitive  Agreement,  dated May 10,
----------
2000, between Fidelity Savings Bank and The Farmers National Bank of Kittanning for the sale of the real property, furniture, fixtures and equipment, and to assume the deposit liabilities of the two Kittanning branches of Pennwood Savings Bank.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIDELITY BANCORP, INC.


Date:    May 11, 2000                 By: /s/ William L. Windisch
                                         --------------------------------------
                                          William L. Windisch
                                          President and Chief Executive Officer